United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 23, 2020

Date of Report (Date of earliest event reported)

Chardan Healthcare Acquisition 2 Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39271	83-3169838
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

17 State Street, 21st Floor New York, NY	10004
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 465-9000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CHAQ	NYSE American, LLC
Warrants	CHAQ.W	NYSE American, LLC
Units	CHAQ.U	NYSE American, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On April 23, 2020, the registration statement (File No. 333-236977) (the “Registration Statement”) relating to the initial public offering (“IPO”) of Chardan Healthcare Acquisition 2 Corp.(the “Company”) was declared effective by the Securities and Exchange Commission. In connection therewith, the Company entered into the following agreements previously filed as exhibits to the Registration Statement:

●	An Underwriting Agreement, dated April 23, 2020, by and between the Company and Chardan Capital Markets, LLC (“Chardan”), as representative of the underwriters;

●	A Warrant Agreement, dated April 23, 2020, by and between the Company and Continental Stock Transfer & Trust Company;

●	Letter Agreements, dated April 23, 2020, by and between the Company’s officers, directors and shareholders;

●	An Investment Management Trust Agreement, dated April 23, 2020, by and between Continental Stock Transfer & Trust Company and the Company;

●	An Escrow Agreement, dated April 23, 2020, by and among the Company, Continental Stock Transfer & Trust Company and each of the initial shareholders of the Company; and
●	Indemnity Agreements, dated April 23, 2020, by and among the Company and the directors and officers of the Company;
●	A Subscription Agreement, dated April 23, 2020, by and between the Company and Chardan Investments 2, LLC;

●	A Registration Rights Agreement, dated April 23, 2020, by and among the Company and the initial shareholders of the Company; and
●	A Promissory Note, dated April 28, 2020, by and among the Company and Chardan Investments 2, LLC

On April 28, 2020, the Company consummated the IPO of 8,500,000 units (the “Units”). Each Unit consists of one share of common stock, $0.0001 par value (“Common Stock”), and one warrant (“Warrant”) entitling its holder to purchase one-half of one share of Common Stock at a price of $11.50 per whole share. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $85,000,000. The Company granted the underwriters a 45-day option to purchase up to 1,275,000 additional Units to cover over-allotments, if any.

As of April 28, 2020, a total of $85,000,000 of the net proceeds from the IPO and the Private Placement (as defined below) were deposited in a trust account established for the benefit of the Company’s public shareholders. An audited balance sheet as of April 28, 2020 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement will be filed within 4 business days of the consummation of the IPO.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant.

On April 28, 2020, the Company issued an unsecured promissory note in the aggregate principal amount of $500,000 (the “Note”) to Chardan Investments 2, LLC. The Note does not bear interest and matures upon closing of a business combination by the Company.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, the Company consummated the private placement (“Private Placement”) with Chardan Investments 2, LLC of 3,500,000 warrants (the “Private Warrants”) to purchase 3,500,000 shares of common stock, each at a price of $0.40 per Private Warrant, generating total proceeds of $1,400,000.

The Private Warrants are identical to the warrants sold in the IPO except that each Private Warrant is exercisable for one share of Common Stock at an exercise price of $11.50 per share, and the Private Warrants will be non-redeemable and may be exercised on a cashless basis, in each case so long as they continue to be held by the initial purchasers or their permitted transferees. Additionally, such initial purchasers agreed not to transfer, assign or sell any of the Private Warrants or underlying securities (except in limited circumstances, as described in the Registration Statement) until the completion of the Company’s initial business combination. Such initial purchasers were granted certain demand and piggyback registration rights in connection with the purchase of the Private Warrants.

The Private Warrants were issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, as the transactions did not involve a public offering.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On April 23, 2020, in connection with the IPO, the Company filed its Amended and Restated Certificate of Incorporation with the Delaware Secretary of State. The terms of the Amended and Restated Certificate of Incorporation are set forth in the Registration Statement and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated April 23, 2020, by and between the Company and Chardan Capital Markets, LLC.

3.1	Amended and Restated Certificate of Incorporation.

4.1	Warrant Agreement, dated April 23, 2020, by and between Continental Stock Transfer & Trust Company and the Company.

10.1	Letter Agreements, dated April 23, 2020, among the Registrant and the Company’s officers, directors and Initial Stockholders.

10.2	Investment Management Trust Agreement, dated April 23, 2020, by and between Continental Stock Transfer & Trust Company and the Company.

10.3	Stock Escrow Agreement, dated April 23, 2020, among the Registrant, Continental Stock Transfer & Trust Company and the Initial Stockholders.

10.4	Registration Rights Agreement, dated April 23, 2020, by and between the Registrant and Initial Stockholders.

10.5	Promissory Note, dated April 28, 2020, by and between the Registrant and Chardan Investments 2, LLC

10.6	Indemnity Agreements, dated April 23, 2020, by and among the Registrant and the directors and officers of the Registrant

10.7	Subscription Agreement, dated April 23, 2020, by and between the Registrant and Chardan Investments 2, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 29, 2020

CHARDAN HEALTHCARE ACQUISITION 2 CORP.

By:	/s/ Jonas Grossman
Name:	Jonas Grossman
Title:	Chief Executive Officer

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